UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2015

SunEdison, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of Incorporation)	1-13828 (Commission File Number)	56-1505767 (I.R.S. Employer Identification Number)

13736 Riverport Dr. Maryland Heights, Missouri (Address of principal executive offices)	63043 (Zip Code)

(314 770-7300 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company held its 2015 Annual Meeting of Stockholders on May 28, 2015. Set forth below is a brief description of each matter voted upon at the Company's 2015 Annual Meeting of Stockholders, and the voting results with respect to each matter.

1.	A proposal to elect six directors to serve for a term expiring in 2016:

Director	For	Against	Abstentions	Broker Non-Votes
Antonio R. Alvarez	215,328,225	1,522,669	95,122	27,452,661
Peter Blackmore	199,599,937	17,248,199	97,880	27,452,661
Ahmad R. Chatila	216,643,136	204,642	98,238	27,452,661
Clayton C. Daley, Jr.	216,223,350	623,368	99,298	27,452,661
Emmanuel T. Hernandez	195,109,161	21,737,872	98,983	27,452,661
Georganne C. Proctor	216,596,516	253,392	96,108	27,452,661

2.    A non-binding advisory vote on the compensation of the Company's named executive officers:

For	Against	Abstentions	Broker Non-Votes
130,413,573	85,740,314	792,129	27,452,661

3.	A proposal to ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2015:

For	Against	Abstentions
239,255,115	4,963,405	180,157

4.	Approval of the SunEdison, Inc. 2015 Long-Term Incentive Plan:

For	Against	Abstentions	Broker Non-Votes
210,552,493	6,224,169	169,354	27,452,661

5.	Approval of the SunEdison, Inc. 2015 Non-Employee Director Incentive Plan:

For	Against	Abstentions	Broker Non-Votes
212,245,256	4,530,786	169,974	27,452,661

6.	Approval of the SunEdison, Inc. Employee Stock Purchase Plan:

For	Against	Abstentions	Broker Non-Votes
214,250,926	2,582,223	112,867	27,452,661

7.	Consider and act upon a stockholder proposal regarding stockholders right to act by written consent:

For	Against	Abstentions	Broker Non-Votes
84,270,047	131,815,137	860,832	27,452,661

Pursuant to the foregoing votes, (i) Ms. Proctor and Messrs. Alvarez, Blackmore, Chatila, Daley and Hernandez were elected to serve as directors for a one-year term ending in 2016, (ii) the compensation of the Company's named executive officers was approved on a non-binding basis, (iii) the selection of KPMG LLP as the Company's independent registered public accounting firm for the Company's fiscal year ending December 31, 2015 was ratified, (iv) the SunEdison, Inc. 2015 Long-Term Incentive Plan was approved, (v) the SunEdison, Inc. Non-Employee Director Incentive Plan was approved, (vi) the SunEdison, Inc. Employee Stock Purchase Plan was approved, and (vii) the stockholder proposal regarding stockholders right to act by written consent was not approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNEDISON, INC.
Date:	May 29, 2015	By:	/s/ Martin H. Truong
Name: Martin H. Truong Title: Senior Vice President, General Counsel and Corporate Secretary